Exhibit 10.38 May 13, 2020 CAPPED CALL PARTIAL TERMINATION AGREEMENT This CAPPED CALL PARTIAL TERMINATION AGREEMENT (this “Termination Agreement”) is made, by and between Bank of America, N.A. (“Dealer”) and ZILLOW GROUP, INC. (“Counterparty”), as of the date hereof. WHEREAS, on December 12, 2016, Counterparty issued $460,000,000 principal amount of its 2.00% Convertible Senior Notes due 2021 (the “Convertible Notes”); WHEREAS, in connection with the pricing of the Convertible Notes, Counterparty and Dealer, on December 6, 2016, entered into a letter agreement re: Base Call Option Transaction confirming the terms of a base call option transaction (such confirmation, the “Base Capped Call Confirmation” and such transaction the “Base Capped Call Transaction”); WHEREAS, in connection with the exercise by the initial purchasers in the Convertible Notes offering of their right to purchase additional Convertible Notes, Counterparty and Dealer, on December 8, 2016, entered into a letter agreement re: Additional Call Option Transaction confirming the terms of an additional call option transaction (such confirmation, the “Additional Capped Call Confirmation” and together with the Base Capped Call Confirmation, the “Confirmations,” and such transaction the “Additional Capped Call Transaction” and together with the Base Capped Call Transaction, the “Transactions”); WHEREAS, on May 12, 2020, Counterparty agreed to issue and sell shares of Counterparty’s Class C capital stock and convertible notes convertible into shares of Counterparty’s Class C capital in concurrent public offerings (the “Offerings”); and WHEREAS, Counterparty has agreed to use $194,670,000 from the proceeds from the Offerings to repurchase an amount of Convertible Notes in $1,000 denominations (the “Notes Repurchase” and such number of Convertible Notes in $1,000 denominations, the “Repurchase Number”) and in connection therewith, Counterparty has requested a partial termination of the Transactions, and NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows: 1. Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Confirmations. 2. Termination and Amendment. (a) As of the Effective Date (as defined below): (i) The Number of Options under the Transactions shall be reduced in the aggregate by the Repurchase Number; (ii) The reduction to the Number of Options as set forth in clause (i) above shall be first allocated to the Additional Capped Call Confirmation and, to the extent there is a remainder of Number of Options to be reduced shall then be allocated to the Base Capped Call Confirmation. If the Number of Options under the Additional Capped Call Confirmation is reduced to zero pursuant to the foregoing sentence, the Additional Capped Call Confirmation shall be terminated in full, and all of the respective rights and obligations of the parties thereunder shall be cancelled and terminated, and each party shall be released and discharged by the other party, and agrees not to make any claim with respect to any obligations of the other party, in connection with the Additional Capped Call Confirmation.

2 (b) In connection with the termination and amendment set forth in clause (a) above, no later than the second Exchange Business Day immediately following the last day of the VWAP Period (as defined below), Dealer shall deliver to Counterparty a number of Shares determined by Dealer in a commercially reasonable manner by calculating the amount payable (the “Unwind Amount”) to Counterparty under the Agreement as if an Early Termination Date had occurred on the date hereof as a result of an Additional Termination Event with respect to which Counterparty is the sole Affected Party in respect of such number of reduced Options and dividing the Unwind Amount by the average of the per Share volume-weighted average prices as displayed under the heading “Bloomberg VWAP” on Bloomberg page “Z <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled opening time of the Exchange to the Scheduled Closing Time on each of the two Exchange Business Days commencing on the date hereof (or if such volume-weighted average price is unavailable at such time, the market value of one Share on such Exchange Business Day, as determined by the Calculation Agent using, if practicable, a volume-weighted average method) (the “Unwind Reference Price”). For the avoidance of doubt, Dealer may use the Unwind Reference Price as one of the factors to determine the Unwind Amount. It is understood and agreed that the Calculation Agent may make adjustments to such price for the occurrence of any Market Disruption Event or Potential Adjustment Event during such two-day period (the “VWAP Period”). (c) For the avoidance of doubt, the parties agree that, except as provided for by this Termination Agreement, the Notes Repurchase shall be disregarded for all purposes under the Transactions, and without limiting the foregoing, no Early Termination Date shall be deemed to occur with respect to any Transaction or any portion thereof on account of the Notes Repurchase. 3. Representations and Warranties of Counterparty. Counterparty represents and warrants to Dealer on the date hereof that: (a) it has the power to execute this Termination Agreement and any other documentation relating to this Termination Agreement to which it is a party, to deliver this Termination Agreement and to perform its obligations under this Termination Agreement and has taken all necessary action to authorize such execution, delivery and performance; (b) the execution, delivery and performance by it does not violate or conflict with any law applicable to it (including, without limitation, Regulation M), any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets; (c) all governmental and other consents that are required to have been obtained by it with respect to this Termination Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (d) its obligations under this Termination Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); (e) it is not in possession of any material nonpublic information regarding itself or the Shares; (f) it is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code)) and it is able to consummate the Notes

3 Repurchase in compliance with the laws of the jurisdiction of Counterparty’s incorporation; (g) it is not entering into this Termination Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (h) it is entering into this Termination Agreement in good faith and not as a part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act; (i) other than with respect to the Offerings, it is not, and will not be at any time on or prior to the second Business Day following the relevant Effective Date, engaged in a distribution, as such term is used in Regulation M under the Exchange Act, of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in Section 101(b)(10) or 102(b)(7) of Regulation M; (j) it will not take any action prohibited by Regulation M in connection with the distribution of the relevant securities offered by the Offerings; and (k) it acknowledges that execution of this Termination Agreement may constitute a purchase of its equity securities. It further acknowledges that, pursuant to the provisions of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), the Counterparty would be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the CARES Act) under section 4003(b) of the CARES Act. It further acknowledges that it may be required to agree to certain time-bound restrictions on its ability to purchase its equity securities if it receives loans, loan guarantees or direct loans (as that term is defined in the CARES Act) under programs or facilities established by the Board of Governors of the Federal Reserve System for the purpose of providing liquidity to the financial system (together with loans, loan guarantees or direct loans under section 4003(b) of the CARES Act, “Governmental Financial Assistance”). Accordingly, it represents and warrants that it and its subsidiaries have not applied for, and prior to the termination of this Termination Agreement has no intention to apply for Governmental Financial Assistance under any governmental program or facility that (a) is established under the CARES Act or the Federal Reserve Act, as amended, and (b) requires, as a condition of such Governmental Financial Assistance, that the Counterparty agree, attest, certify or warrant that it has not, or otherwise be bound by law that it has not, as of the date specified in such condition, repurchased, or will not repurchase, any equity security of Counterparty. 4. Representations and Warranties of Dealer. Dealer represents and warrants to Counterparty on the date hereof that: (a) it has the power to execute this Termination Agreement and any other documentation relating to this Termination Agreement to which it is a party, to deliver this Termination Agreement and to perform its obligations under this Termination Agreement and has taken all necessary action to authorize such execution, delivery and performance; (b) the execution, delivery and performance by it does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

4 (c) all governmental and other consents that are required to have been obtained by it with respect to this Termination Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and (d) its obligations under this Termination Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). 5. Effectiveness. This Termination Agreement shall become effective concurrently with the completion of the Notes Repurchase by Counterparty (such date, the “Effective Date”). 6. No Reliance. Each of Counterparty and Dealer hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Termination Agreement, that it has not relied on the other party or such other party’s affiliates in any respect in connection therewith, and that it will not hold the other party or such other party’s affiliates accountable for any such consequences. 7. Continuing Effect. Except as expressly set forth in Section 2 above, all of the terms and provisions set forth in the Base Capped Call Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects. 8. Jurisdiction; Waiver of Trial by Jury. (a) With respect to any suit, action or proceedings relating to any dispute arising out of or in connection with this Termination Agreement (“Proceedings”), each party irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party, and (iii) agrees, to the extent permitted by applicable law, that the bringing of Proceedings in any one or more jurisdictions will not preclude the bringing of Proceedings in any other jurisdiction. (b) Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Termination Agreement. Each party (i) certifies that no representative, agent or attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Termination Agreement, as applicable, by, among other things, the mutual waivers and certifications provided herein. 9. Governing Law. This Termination Agreement and all matters arising in connection with this Termination Agreement shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine). 10. Counterparts. This Termination Agreement (and any amendment, modification and waiver in respect of it) may be executed and delivered in counterparts, each of which will be deemed an original.

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6 IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be duly executed as of the date first written above. Very truly yours, BANK OF AMERICA, N.A. By: /s/ Chris Hutmaker Name: Chris Hutmaker Title: Managing Director ZILLOW GROUP, INC. By: /s/ Allen Parker Name: Allen Parker Title: Chief Financial Officer